Exhibit 10.3

Execution Version

SECURITIES ACCOUNT CONTROL AGREEMENT

among

BREAD FINANCIAL CARD ISSUANCE TRUST,

as Issuer,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

in its capacity as Indenture Trustee

and

U.S. BANK NATIONAL ASSOCIATION,

as Securities Intermediary

Dated as of June 11, 2026

Section 5.17	Effect of Securities Account Control Agreement on the Transaction Documents	9

SECURITIES ACCOUNT CONTROL AGREEMENT (this “Agreement”), dated as of June 11, 2026, among BREAD FINANCIAL CARD ISSUANCE TRUST, as Issuer (the “Issuer”), U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary (the “Securities Intermediary”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, in its capacity as Indenture Trustee (the “Secured Party”).

PREAMBLE

Pursuant to the Indenture, dated as of June 11, 2026, by and among the Issuer, the Securities Intermediary and the Secured Party, as Indenture Trustee and Paying Agent (as amended or modified from time to time, the “Indenture”), the Issuer has granted to the Secured Party, for the benefit and security of the Noteholders and the Secured Party, in its individual capacity, a first priority security interest in the Accounts (as defined below) and all Eligible Investments and all money, investment property, instruments and other property on deposit from time to time in, credited to, purchased with funds from, or related to the Accounts, and all interest, principal, payments and distributions of any nature or type relating to any of the foregoing (collectively, the “Account Property”). The accounts listed on Schedule 1 (collectively, the “Accounts”), which may be updated from time to time by the Issuer in accordance herewith, are currently existing under the Indenture maintained and held at the Securities Intermediary by the Indenture Trustee for the benefit of the Noteholders, subject to the first priority security interest of the Secured Party for the benefit of the Noteholders, in the Accounts granted by the Issuer to the Secured Party to secure payment of the Notes.

The parties hereto are entering into this Agreement to perfect the Secured Party’s security interest in the Accounts by “control,” within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”).

ARTICLE I

DEFINITIONS

Section 1.01 Defined Terms. Except as otherwise specified herein or if the context may otherwise require, capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the Indenture.

ARTICLE II

ACCOUNTS

Section 2.01 Accounts.

(a) The Securities Intermediary represents and warrants to each of the Secured Party and the Issuer that the Securities Intermediary does not know of any claim to or interest in the Accounts, except the first priority security interest of the Secured Party in the Accounts for the benefit of the Noteholders and the other claims and interests of the parties referred to in this Agreement. The Securities Intermediary does not have and shall not have in the future, any security interest, lien, encumbrance or right of setoff on or against the Accounts.

(b) The Securities Intermediary, the Issuer and the Secured Party agree that the Securities Intermediary is the securities intermediary and the Secured Party is the entitlement holder as to each Account subject to the first priority security interest of the Secured Party.

(c) The Securities Intermediary, the Issuer and the Secured Party agree that all property credited to the Accounts shall be treated as “financial assets” under Article 8 of the UCC.

(d) The Securities Intermediary shall not accept any “entitlement order,” within the meaning of Section 8-102(a)(8) of the UCC, or other instruction regarding the Accounts except from the Secured Party and, subject to Section 3.01(b), the Issuer and the Servicer.

(e) The Securities Intermediary, the Issuer and the Secured Party agree that, with respect to the Accounts, the jurisdiction of the Securities Intermediary for purposes of Articles 8 and 9 of the UCC shall be the State of New York.

(f) The Securities Intermediary shall at all times be a “participant” (as such term is defined in the Federal Book-Entry Regulations) in the Federal Reserve System.

(g) The Securities Intermediary hereby agrees to maintain the Accounts in accordance with and subject to the express terms of the Indenture, any related Indenture Supplement and the Servicing Agreement.

(h) The Securities Intermediary agrees that all Eligible Investments, securities and other property underlying any financial asset from time to time credited to the Accounts shall be registered in the name of Securities Intermediary or indorsed to Securities Intermediary or in blank, and in no case shall any financial asset credited to the Accounts be registered in the name of Issuer, payable to the order of Issuer or specially indorsed to Issuer, except to the extent that the foregoing have been specially indorsed to the Securities Intermediary or in blank.

(i) Notwithstanding anything herein to the contrary, any Issuer Account (as defined in the Indenture) opened for the Issuer under the Indenture or any Indenture Supplement shall, upon being titled and established, automatically be deemed an “Account” for purposes of this Agreement, without the need to amend Schedule 1 hereto; provided, that Schedule 1 shall be updated by the Issuer to reflect such new account as soon as reasonably practicable following the establishment thereof.

ARTICLE III

RIGHTS OF THE SECURED PARTY

Section 3.01 Control of Accounts by Secured Party.

(a) Subject to Section 3.01(b), the Securities Intermediary shall comply with any entitlement order originated by the Secured Party, the Issuer or the Servicer. The Securities Intermediary, the Issuer, the Servicer and the Secured Party agree that the

Securities Intermediary shall comply with any entitlement order originated by the Secured Party without further consent of the Issuer or the Servicer.

(b) If the Secured Party notifies the Securities Intermediary that the Secured Party will exercise exclusive control over the Accounts (a “notice of exclusive control”), then the Securities Intermediary shall not comply with any contrary or otherwise inconsistent instructions or other directions concerning the Accounts originated by the Issuer or the Servicer unless and until such notice of exclusive control is withdrawn by the Secured Party.

Section 3.02 No Control by Issuer or Third Parties Concerning Accounts. The Securities Intermediary shall not comply with any instructions of the Issuer or the Servicer (except to the extent permitted under Section 3.01(b)) concerning the Accounts (including any order that is originated by the Issuer or the Servicer and that would require the Securities Intermediary to make a free delivery of Accounts to the Issuer, the Servicer or any other person). Additionally, the Securities Intermediary shall not agree with any third party (other than the Secured Party) that the Securities Intermediary will comply with orders originated by such third party concerning the Accounts.

Section 3.03 Perfection of Security Interests in Accounts. It is intended that the first priority security interest of the Secured Party in the Accounts be perfected by control of the Accounts under Sections 8-106(d)(2), 9-106(a) and 9-314(a) of the UCC. In addition, it is intended for purposes of Articles 8 and 9 of the UCC that (i) the Secured Party be deemed to be the related “entitlement holder”, (ii) the Securities Intermediary be deemed to be the related “securities intermediary”, (iii) all such property held by the Securities Intermediary in the Accounts and all rights of the Issuer against the Securities Intermediary arising out of such property, including any free credit balances, be deemed to be “financial assets”, and (iv) the Secured Party be deemed to have “control” of such Accounts under Section 8-106(d)(2) of the UCC with respect to the first priority security interest therein granted to the Secured Party pursuant to the Indenture. The parties agree that each Account is (x) a securities account with respect to all financial assets credited thereto, as to which the Securities Intermediary acts as securities intermediary, and (y) a deposit account with respect to all cash held therein, as to which the Securities Intermediary acts as depository bank. With respect to any proceeds of the Account Property that constitute a “deposit account” as defined under Article 9 of the UCC maintained with the Securities Intermediary, as depository bank (each, a “Deposit Account”), the parties agree that (i) such Deposit Account is maintained in the name of the Issuer, (ii) the Securities Intermediary is a depository bank, (iii) the Issuer is the customer of the Securities Intermediary with respect to such Deposit Account, and (iv) the Securities Intermediary will comply with instructions originated by the Secured Party directing disposition of funds in such Deposit Accounts without further consent of the Issuer or any other party.

Section 3.04 Notices of Adverse Claims. The Securities Intermediary shall promptly notify the Secured Party and the Issuer if any other person claims that it has a property interest in the Accounts or that it is a violation of such person’s rights for anyone else to hold, transfer or deal with the Accounts.

ARTICLE IV

RIGHTS AND RESPONSIBILITIES OF SECURITIES INTERMEDIARY

Section 4.01 Limited Obligations. This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement. The Securities Intermediary may conclusively rely and shall be fully protected in acting or refraining from acting upon notices and communications it believes to be genuine and given by the appropriate party. Except for permitting a withdrawal, delivery or payment in violation of Article III, the Securities Intermediary shall not be liable to the Secured Party or the Issuer for any error of judgment made in good faith and in accordance with this Agreement, nor shall it otherwise be liable under this Agreement except as a result of its own willful misconduct, bad faith or negligence.

ARTICLE V

MISCELLANEOUS

Section 5.01 Amendment and Other Modifications. This Agreement may be amended, supplemented or otherwise modified from time to time, and the observance of any term of this Agreement may be waived, by the parties hereto. Any such modification or waiver of this Agreement shall be in writing and shall be signed by all the parties hereto.

Section 5.02 Termination; Survival. This Agreement shall terminate upon satisfaction and discharge of the Indenture. However, Article IV shall survive termination of this Agreement.

Section 5.03 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. The Issuer and the Securities Intermediary agree that, to the extent any agreement covering the Accounts is not currently governed by the law of the State of New York, such agreement is hereby amended so that the law of the State of New York governs the Accounts, including, without limitation, all issues specified in Article 2(1) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities held with an Intermediary (the “Hague Securities Convention”). The Issuer and the Securities Intermediary agree that no such governing law provision may be amended or modified without the written consent of the Secured Party. To the extent that the Accounts, or any agreements between the Securities Intermediary and the Issuer with respect to the Accounts, are at any time governed by laws other than the laws of the State of New York, the parties hereto do not consent to the new governing law for the purposes of Article 7 of the Hague Securities Convention.

Section 5.04 Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address as set forth in Section 5.07;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) to the extent permitted by applicable law, waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

Section 5.05 Binding Agreement; Successors and Assigns. All covenants and agreements in this Agreement by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Secured Party or the Securities Intermediary in this Agreement shall bind its successors, co-trustees and agents.

Section 5.06 Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 5.07 Notices to Indenture Trustee, Issuer and Securities Intermediary. All demands, notices, communications and instructions upon or to the Issuer, the Secured Party or the Securities Intermediary under this Agreement shall be delivered as specified in Section 13.11 of the Indenture.

Section 5.08 Effect of Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 5.09 Counterparts and Electronic Signature. This Agreement may be executed in one or more counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by Electronic Transmission shall be effective as delivery of a manually executed counterpart of this Agreement. For purposes of this Agreement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. The Indenture Trustee and the Issuer are authorized to accept written instructions, directions, reports, notices or other communications signed manually, by way of faxed signatures, or delivered by Electronic Transmission. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 5.10 Concerning the Secured Party. To the extent that the rights, protections and immunities of the Secured Party are not explicitly stated herein, the Secured Party shall enjoy the same rights, protections and immunities afforded to it in the Indenture.

Section 5.11 Indemnification. The indemnification furnished to the Secured Party under Section 8.07 of the Indenture shall extend to and cover the exercise of its respective rights and the performance of its respective obligations under this Agreement. To the extent U.S. Bank National Association is acting as Securities Intermediary, such indemnification furnished to the Secured Party under Section 8.07 of the Indenture shall also extend to and cover the exercise of the Securities Intermediary’s rights and the performance of its obligations under this Agreement. This Section 5.11 shall survive the resignation or removal of the parties and the termination of this Agreement.

Section 5.12 No Proceedings. Each of the parties hereto (other than the Issuer) acknowledges and agrees that it (or any other party acting on its behalf) shall not be entitled at any time to institute against the Issuer, or join in any institution against the Issuer of any bankruptcy, reorganization, arrangement, insolvency, examinership or liquidation proceedings, or other analogous proceedings under any applicable bankruptcy or similar law in connection with any obligations of the Issuer under this Agreement, save for lodging a claim in the liquidation of the Issuer which is initiated by another party or taking proceedings to obtain a declaration or judgment as to the obligations of the Issuer in relation thereto. This Section 5.12 shall survive the resignation or removal of the parties and the termination or expiration of this Agreement.

Section 5.13 Limited Recourse. Notwithstanding anything to the contrary herein or any other Transaction Document, each of the parties hereto (other than the Issuer) hereby acknowledges and agrees that if the net proceeds of realization of the security constituted by the Indenture are less than the aggregate amount payable by the Issuer under this Agreement (such negative amount being referred to herein as a “shortfall”), the amount payable by the Issuer in respect of the Issuer’s obligations under this Agreement shall be reduced to such amount of the net proceeds as shall be applied in accordance with the terms of the Indenture, and such parties shall not (directly or indirectly) be entitled to take any further steps against the Issuer to recover such shortfall, which shall be deemed to be automatically extinguished. This Section 5.13 shall survive the resignation or removal of the parties and the termination or expiration of this Agreement.

Section 5.14 Personal Liability. Notwithstanding anything to the contrary herein or any other Transaction Document, each of the parties hereto (other than the Issuer) hereby acknowledges and agrees that no personal liability shall attach to or be incurred by the shareholders, officers, agents, employees or directors of the Issuer or any of them under or by reason of any of the obligations, covenants or agreements of the Issuer, or implied therefrom, and any and all personal liability of every such shareholder, officer, agent, employee or director for breaches by the Issuer of any such obligations, covenants or agreements, either at law or by statute or constitution, of every such shareholder, officer, agent, employee or director is hereby deemed expressly waived by the other parties hereto. This Section 5.14 shall survive the resignation or removal of the parties and the termination or expiration of this Agreement.

Section 5.15 Limitations on Liability of Securities Intermediary.

(a) This Agreement shall not subject the Securities Intermediary to any duty, obligation or liability except as is expressly set forth herein. In particular (without implied limitation), the Securities Intermediary need not investigate whether the Secured Party is entitled under the Transaction Documents, or otherwise, to give any entitlement order or any other directions, instructions or other orders in any instance.

(b) The Securities Intermediary shall be protected in acting or refraining from acting upon any written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which the Securities Intermediary in good faith believes to be genuine.

(c) The Securities Intermediary may consult with and obtain advice from counsel, accountants or other experts of its own choice in the event of any dispute or question as to the construction of any provision hereof or otherwise in connection with its duties hereunder, and any action taken or omitted by the Securities Intermediary in reasonable reliance upon such advice shall be full justification and protection to it. The Securities Intermediary shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its willful misconduct, bad faith or negligence.

(d) The Securities Intermediary shall have no duties hereunder except those which are expressly set forth herein and in any modification or amendment hereof. For the avoidance of doubt, nothing herein shall impose or imply on the part of the Securities Intermediary any duties of a fiduciary nature.

(e) The Securities Intermediary may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not the Securities Intermediary hereunder.

(f) The Securities Intermediary shall not be obligated to take any action which in its reasonable judgment would cause it to incur any expense or liability not otherwise contemplated hereunder unless it has been furnished with an indemnity with respect thereto which is reasonably satisfactory to the Securities Intermediary.

(g) The Securities Intermediary may rely upon the contents of any notice, consent, instruction or other communication or document from the Secured Party, for the benefit of the Noteholders and the Secured Party, the Issuer or the Servicer that the Securities Intermediary believes in good faith to be genuine and from the proper Person, without any further duty of inquiry or independent investigation on its part.

(h) The Securities Intermediary shall not be deemed to have notice or knowledge of any Event of Default or any other default under any other Transaction Document unless an Authorized Officer of the Securities Intermediary has actual knowledge or the Securities Intermediary shall have received written notice thereof. In the absence of such actual knowledge or receipt of such notice, the Securities Intermediary may conclusively assume that none of such events have occurred and the Securities Intermediary shall not have any obligation or duty to determine whether any Event of Default or any other default under any other Transaction Document has occurred or is continuing.

(i) No provision of this Agreement or any other Transaction Document shall be construed to require the Securities Intermediary to perform, supervise, monitor or accept any responsibility for the performance of, the obligations of the Issuer hereunder or under any other Transaction Document or any Person other than itself under any Transaction Document.

(j) The Securities Intermediary shall not be liable for any delays in performance for causes beyond its reasonable control, including acts of declared or undeclared war (including acts of terrorism), public disorder, rebellion, sabotage, fire, flood, epidemic, pandemic, landslide, lightning, hurricane, earthquake, strike, restriction by civil or military authority in their sovereign or contractual capacities, transportation failure, loss or malfunctions of communications or computer (software and hardware) services, power line or other utility failures or interruptions, or inability to obtain labor.

(k) In no event shall the Securities Intermediary be liable for any special, indirect, punitive or consequential damages (including lost profits).

Section 5.16 Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties that (a) this document is executed and delivered by BNY Mellon Trust of Delaware, not individually or personally, but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it pursuant to the Trust Agreement, (b) each of the representations, warranties, covenants, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, covenants, undertakings and agreements by BNY Mellon Trust of Delaware, but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on BNY Mellon Trust of Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (d) BNY Mellon Trust of Delaware has made no investigation as to the accuracy or completeness of any representations or warranties made by the Owner Trustee or the Issuer in this Agreement and (e) under no circumstances shall BNY Mellon Trust of Delaware be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer.

Section 5.17 Effect of Securities Account Control Agreement on the Transaction Documents. In the event of any conflict between the provisions of this Agreement and the provisions of the Indenture or any related Indenture Supplement, as applicable, the provisions of this Agreement shall prevail.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

BREAD FINANCIAL CARD ISSUANCE TRUST,
as Issuer

By:	BNY MELLON TRUST OF DELAWARE,
not in its individual capacity
but solely as Owner Trustee on behalf of the Trust

By:	/s/ Dawn Plows
Name:	Dawn Plows
Title:	Associate

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture
Trustee, as Secured Party

By:	/s/ Mark Esposito
Name:	Mark Esposito
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Securities Intermediary and not in its individual capacity

By:	/s/ Mark Esposito
Name:	Mark Esposito
Title:	Vice President

S-1	BFCIT Securities Account Control Agreement

Acknowledged and Agreed By:

COMENITY CAPITAL BANK,
as Servicer

By:	/s/ Tom McGuire
Name:	Tom McGuire
Title:	Bank CFO
Chief Financial Officer

S-2	BFCIT Securities Account Control Agreement

SCHEDULE 1

LIST OF ACCOUNTS

Account Name	Account Number
Excess Funding Account	285542001
Collection Account	285542000
Series 2026-VFN1 Distribution Account	286073000
Series 2026-VFN1 Cash Collateral Account	286073001

S-1	BFCIT Securities Account Control Agreement